UNITED STATES              ----------------------------
             SECURITIES AND EXCHANGE COMMISSION   |        OMB APPROVAL        |
                  Washington, DC 20549            |----------------------------|
                                                  |OMB Number:    3235-0059    |
                                                  |Expires:    January 21, 2008|
                                                  |Estimated average burden    |
                                                  |hours per response.....14.00|
                                                   ----------------------------

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                          BARON INVESTMENT FUNDS TRUST
                            (f/k/a Baron Asset Fund)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     5)   Total fee paid:

--------------------------------------------------------------------------------

               Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913 (04-05)

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

--------------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3)   Filing Party:

--------------------------------------------------------------------------------
     4)   Date Filed:

--------------------------------------------------------------------------------

[registered castle logo]                                [Photo]

B A R O N
F U N D S (r)



DEAR BARON ASSET FUND SHAREHOLDER,

I am writing to explain a proposed change in a stated investment goal of Baron Asset Fund. The Fund's current goal is to achieve capital appreciation by investing primarily in small and mid-cap companies. We would like to formally change Baron Asset's investment strategy to focus its investments primarily on mid-cap companies. By far the largest portion of Baron Asset Fund's portfolio is already invested in securities of mid- cap companies, many of which have appreciated significantly since they were acquired as small cap companies. We think focusing on mid-cap securities is in the best interest of Baron Asset Fund's shareholders. I urge you to vote for this change. Thank you in advance for voting.

The Fund's Board of Trustees has recommended you vote FOR the proposed change. PLEASE VOTE YOUR PROXY. If you have any questions about voting, please call us at 1.800.99.BARON.

Thank you,

/s/ Ronald Baron

    Ronald Baron
    Chief Investment Officer and
    Co-Portfolio Manager
    December 2006